TRANSAMERICA PRINCIPIUMSM II VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account VA B

Supplement Dated October 27, 2014

to the

Prospectus dated May 1, 2014

Effective on or about November 10, 2014, the following subaccounts will no longer be Designated Investment Options under the Retirement Income MaxSM Rider for riders purchased on or after November 10, 2014:

TA Aegon Tactical Vanguard ETF – Balanced – Service Class

TA Legg Mason Dynamic Allocation – Balanced – Service Class

Please note: In order for you to invest in these Designated Investment Options under the Retirement Income MaxSM Rider, your application must be signed prior to November 10, 2014. The completed application and funds must be received no later than close of business November 21st. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the Retirement Income MaxSM Rider, additional paperwork may be required.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica PrincipiumSM II Variable Annuity dated May 1, 2014